Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Focus Fund
Neuberger Berman Large Cap Growth Fund
Neuberger Berman Mid Cap Growth Fund
Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated December 18, 2024, as amended and supplemented

The following change applies to the Summary Prospectuses, Prospectuses and Statement of Additional Information for Neuberger Berman Focus Fund, Neuberger Berman Large Cap Growth Fund and Neuberger Berman Mid Cap Growth Fund (each a “Fund” and together, the “Funds”).

The Board of Trustees of Equity Funds (“Board”) approved stock splits and reverse stock splits of the issued and outstanding shares of certain classes of each Fund (collectively, the “Stock Split”).  The Stock Split will be completed for certain classes of the Funds as outlined in the chart below after the close of business on October 10, 2025.  As a result of the Stock Split, for each share of each affected class of each Fund a shareholder currently holds, the shareholder will receive a proportional number of shares of the same class of the respective Fund with the same aggregate dollar value.  Thus, the total dollar value of an investment in a Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the Fund immediately following the Stock Split as the shareholder did immediately prior to the Stock Split.  The Stock Split will not be a taxable event, nor does it have an impact on any Fund’s holdings or its performance.

The Stock Split will be carried out in accordance with a stock split ratio calculated to result in net asset values per share (“NAVs”) that better align the share class prices of each of the Funds.  The ratios, which are based on the NAVs of each respective Fund’s various classes as of July 31, 2025, are shown in the table below.

The shares of each Fund impacted by the Stock Split will be offered, sold, and redeemed on a Stock Split-adjusted basis beginning on the first business day following the Stock Split.  Each Fund will affect the Stock Split after the close of business on October 10, 2025.  Each shareholder’s next account statement after the Stock Split is completed will reflect the Stock Split.

Reason for the Stock Split

The Board approved the Stock Split in order to bring the NAVs of the classes of each Fund into better alignment with one another.  The Stock Split is designed to reduce the variance between the NAVs in order for shares of each respective class of each respective Fund to have approximately the same NAV.  This is intended to reduce marketplace confusion and bring greater uniformity to the ratio of capital gains to the NAVs across the classes of each affected Fund.

FUND CLASS	STOCK SPLIT RATIO (OLD TO NEW)
Focus Fund Class A	1:0.9910
Focus Fund Advisor Class	1:0.9845
Focus Fund Class C	1:0.9374
Focus Fund Institutional Class	1:1.0045

Focus Fund Investor Class	1:1.0000 (i.e., no split)
Focus Fund Trust Class	1:0.9927
Large Cap Growth Fund Class A	1:0.9888
Large Cap Growth Fund Advisor Class	1:0.9657
Large Cap Growth Fund Class C	1:0.9301
Large Cap Growth Fund Institutional Class	1:1.0037
Large Cap Growth Fund Investor Class	1:1.0000 (i.e., no split)
Large Cap Growth Fund R3 Class	1:0.9682
Large Cap Growth Fund R6 Class	1:1.0048
Large Cap Growth Fund Trust Class	1:0.9914
Mid Cap Growth Fund Class A	1:0.9899
Mid Cap Growth Fund Advisor Class	1:0.9834
Mid Cap Growth Fund Class C	1:0.9551
Mid Cap Growth Fund Institutional Class	1:1.0073
Mid Cap Growth Fund Investor Class	1:1.0000 (i.e., no split)
Mid Cap Growth Fund R3 Class	1:0.9777
Mid Cap Growth Fund R6 Class	1:1.0120
Mid Cap Growth Fund Trust Class	1:0.9951

The date of this supplement is August 21, 2025.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com